Report of Independent
Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Income
Securities Trust:

In planning and
performing our audit of
the financial statements
of Federated Muni and
Stock Advantage Fund
(one of the portfolios
constituting Federated
Income Securities
Trust) (the "Fund") as
of and for the year
ended October 31, 2010,
in accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we
considered the Fund's
internal control over
financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose
of expressing our opinion
on the financial statements
and to comply with the
requirements of Form N-SAR,
but not for the purpose of
expressing an opinion on the
effectiveness of the Fund's
internal control over
financial reporting.
Accordingly, we
express no such opinion.

The management of the
Fund is responsible for
establishing and maintaining
effective
internal control over
financial reporting.  In
fulfilling this responsibility,
estimates and
judgments by management are
required to assess the
expected benefits and related
costs
of controls.  A company's
internal control over financial
reporting is a process designed
to provide reasonable assurance
regarding the reliability of
 financial reporting and the
preparation of financial
statements for external
purposes in accordance with
generally
accepted accounting principles.
A company's internal control
over financial reporting
includes those policies and
procedures that (1) pertain
to the maintenance of records
that,
in reasonable detail, accurately
and fairly reflect the transactions
and dispositions of the
assets of the company; (2)
provide reasonable assurance
that transactions are recorded
as
necessary to permit preparation
of financial statements in
accordance with generally
accepted accounting principles,
and that receipts and expenditures
of the company are
being made only in accordance with
authorizations of management and
directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection
of unauthorized acquisition, use
or disposition of a company's
assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not
prevent or detect misstatements.
Also, projections of any evaluation
of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of
changes in conditions, or that
the degree of compliance with
the policies or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or
operation of a control does not
allow management or employees,
in the normal course of
performing their assigned
functions, to prevent or detect
misstatements on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies,
in internal control
over financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the company's
annual or interim financial
statements will not be
prevented or detected on a timely
basis.

Our consideration of the Fund's
internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material weaknesses
 under standards
established by the Public Company
Accounting Oversight Board
(United States).
However, we noted no deficiencies
in the Fund's internal control
over financial reporting
and its operation, including
controls over safeguarding securities
that we consider to be a
material weakness as defined
above as of October 31, 2010.



This report is intended solely
for the information and use of
management and the Board
of Trustees of the Fund and the
Securities and Exchange Commission
and is not intended
to be and should not be used by
anyone other than these specified
parties.



Ernst & Young LLP

Boston, Massachusetts
December 20, 2010